COUNTERSIGNED AND REGISTERED:
     FIRSTAR TRUST COMPANY
     (Milwaukee, WI) TRANSFER AGENT & REGISTRAR

BY

                            AUTHORIZED SIGNATURE

                                                                   EXHIBIT 4.2

M                                    METRO
                              INFORMATION SERVICES
     SHARES                                                        SHARES
   COMMON STOCK                                                 COMMON STOCK
SEE REVERSE SIDE FOR                                         CUSIP 59162P 10 4
CERTAIN DEFINITIONS

                         METRO INFORMATION SERVICES, INC.
            INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

THIS IS TO CERTIFY THAT




IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF METRO INFORMATION SERVICES, INC.
TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY ON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE SUBJECT TO THE LAWS OF THE COMMONWEALTH OF VIRGINIA, ALL PROVISIONS OF THE ARTICLES OF INCORPORATION OF THE CORPORATION AND ALL AMENDMENTS THEREOF. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.
         IN WITNESS WHEREOF THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND SEALED WITH THE SEAL OF THE CORPORATION.



DATED

           /s/ S A Lurus        Seal                /s/ John H. Fain
     _________________________          _____________________________________
            SECRETARY                   PRESIDENT AND CHIEF EXECUTIVE OFFICER



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                  #3849 METRO INFORMATION SERVICES BACK 1/97

                       METRO INFORMATION SERVICES, INC.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES THEREOF, SO FAR AS THE SAME MAY HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES THEREOF. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION.
        The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

                                  UNIF GIFT MIN ACT_____Custodian_____
                                                  (Cust)        (Minor)
                                               Under Uniform Gift to Minors

                                                        Act-_________________
TEN COM - as tenants in common                               (State)

TEN ENT - as tenants by the entities    UNIF TRANS MIN ACT_____Custodian_____
                                                         (Cust)         (Minor)
JT TEN -  as joint tenants with            Under Uniform Transfers to Minors
          right of survivorship
          and not to tenants in
          common
                                                        Act-_________________
                                                               (State)
   Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED_____________________HEREBY SELL ASSIGN AND TRANSFER UNTO

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

/                                        /

______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________
______________________________________________________________________________
____________________________________________________________________SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPROVE_________________________________.
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATE________________________________  X_______________________________________
                                      SIGNATURE

                             NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER
____________________________________
     SIGNATURE GUARANTEED

SIGNATURES MUST BE GUARANTEED BY A
COMMERCIAL BANK OR STOCK BROKER
AFFILIATED WITH ONE OF THE MAJOR
STOCK EXCHANGES